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                                                   FILED PURSUANT TO RULE 497(E)
                                                 FILE NOS. 2-98772 AND 811-04347

                                    GMO TRUST

                                  SUPPLEMENT TO
   GMO TRUST PROSPECTUS DATED JUNE 30, 2005, AS REVISED SEPTEMBER 23, 2005 AND
                  GMO TRUST STATEMENT OF ADDITIONAL INFORMATION
               DATED JUNE 30, 2005, AS REVISED SEPTEMBER 23, 2005

GMO STRATEGIC BALANCED ALLOCATION FUND

The Board of Trustees of GMO Trust has approved changing the Fund's name to "GMO Strategic Opportunities Allocation Fund," effective April 1, 2006.

In connection with the Fund's name change, the third paragraph of the Fund's "Principal investment strategies" (on page 78 of the Prospectus) is amended and restated as follows:

          Based on the Manager's assessment of the global market-place, asset class valuations, and the forecasted value-added for the underlying Funds, the particular underlying Funds in which the Fund invests and the percentage of the Fund's assets invested in each changes from time to time. The Manager shifts investments in the underlying Funds in response to changes in its investment outlook and market valuations, and to accommodate cash flows.

Supplement Date: March 3, 2006